UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 FORM 8-K/A
(Amendment No. 1)
 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 1, 2026
CRANE COMPANY
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)

Delaware	1-41570		88-2846451
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

100 First Stamford Place	Stamford	CT	06902
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: 203-363-7300
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00	CR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On January 5, 2026, Crane Company (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission to report that, on January 1, 2026, Crane Company, completed its acquisition of Precision Sensors & Instrumentation (the “Acquired Business”). This Current Report on Form 8-K/A amends the Original Form 8-K to include in Item 9.01 the historical financial statements of the Acquired Business and the pro forma financial information required to be filed under Item 9.01 of Form 8-K. All other disclosures contained in the Original Form 8-K remain unchanged.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The historical audited combined financial statements of Precision Sensors & Instrumentation as of, and for the year ended, December 31, 2024, the related notes thereto and the related independent auditor’s report are filed herewith as Exhibit 99.2 to this report and incorporated herein by reference.

The historical unaudited combined carve-out financial statements of Precision Sensors & Instrumentation as of, and for the nine months ended, September 30, 2025, and the related notes thereto are filed herewith as Exhibit 99.2 to this report and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company giving effect to the acquisition of Precision Sensors & Instrumentation, which includes the unaudited pro forma condensed combined balance sheet as of September 30, 2025 and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2025 and the year ended December 31, 2024 are filed herewith as Exhibit 99.3 to this report and incorporated herein by reference.

(c)	None

(d)	Exhibits

23.1	Consent of KPMG LLP, independent auditors of Precision Sensors & Instrumentation

99.1	Press Release issued by Crane Company on January 5, 2026 (incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Crane Company on January 5, 2026)

99.2
Unaudited combined carve-out financial statements and accompanying notes of Precision Sensors & Instrumentation as of, and for the nine months ended, September 30, 2025 and the related notes thereto and the audited combined financial statements of Precision Sensors & Instrumentation as of, and for the year ended, December 31, 2024, the related notes thereto and the related independent auditor’s report

99.3	Unaudited pro forma condensed combined financial information and the related notes thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRANE COMPANY

March 10, 2026

	By:	/s/ Richard A. Maue
Richard A. Maue
Executive Vice President and
Chief Financial Officer

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